Exhibit 10.14

INGRAM MICRO INC.

SUBORDINATION AGREEMENT

The undersigned (hereinafter collectively and jointly and severally called “Creditor”) makes and grants this Subordination Agreement to INGRAM MICRO INC., and all its subsidiaries, affiliates, divisions, successors and/or assigns (hereinafter called “Ingram Micro”).

RECITAL. Buy.com, Inc., a Delaware corporation (hereinafter called “Customer”) is now indebted to Creditor in the principal sum of SEVENTEEN MILLION FOUR HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($17,450,000.00), and Customer may hereafter from time to time create or incur other indebtedness, obligations or liabilities to Creditor (any and all indebtedness, obligations and liabilities of Customer to Creditor, of every kind and character, direct or indirect, whether from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, conditionally or as collateral security from another by Creditor (including without limitation interest on any of the foregoing, whether accrued before or after the filing of any insolvency or bankruptcy proceedings of Customer), being hereinafter collectively called the “Subordinated Debt”).

CONSIDERATION. To induce Ingram Micro, from time to time, at its option, to make sales of goods or extend credit or other accommodation or benefit to or for the account of Customer, with or without security, or to grant renewals or extensions thereof, Creditor hereby agrees with Ingram Micro as follows:

SUBORDINATION AND STANDBY. The Subordinated Debt is and shall be subordinate, as hereinafter set forth, in right of payment to the prior payment and performance in full of all indebtedness, obligations and liabilities of Customer to Ingram Micro, whether now existing or hereafter incurred, of every kind and character, direct or indirect, whether from time to time reduced and thereafter increased, or entirely extinguished and thereafter reincurred, including, without limitation, all now existing or hereinafter incurred indebtedness, obligations and liabilities of Customer to Ingram Micro arising out of the purchase of goods by Customer from Ingram Micro (including without limitation interest on any of the foregoing, whether accrued before or after the filing of any insolvency or bankruptcy proceedings of Customer) (all said indebtedness, obligations and liabilities being hereinafter collectively called the “Ingram Micro Debt”). For the purposes of this Agreement, the Ingram Micro Debt shall not be deemed paid in full until Ingram Micro shall have received payment of the Ingram Micro Debt in cash. Any and all security interests, mortgage liens or assignments of leases or other collateral security (collectively, “Collateral Security”) now or hereafter created or granted with respect to the Subordinated Debt shall be fully subject and subordinate to any and all Collateral Security now or hereafter created or granted with respect to the Ingram Micro Debt, as fully and to the same extent as if any document evidencing any such Collateral Security with respect to the Ingram Micro Debt had been given and recorded, and any financing statements had been filed, prior in time to any document evidencing any such Collateral Security with respect to the Subordinated Debt.

Except as provided herein, Creditor shall not ask, demand, sue for, take or receive from Customer, directly or indirectly, in any manner of payment, any or all of the Subordinated Debt unless and until all of the Ingram Micro Debt shall have been paid and performed in full, with interest; provided, however, that unless and until there shall have occurred a default with respect to any Ingram Micro Debt, Customer may pay, and Scott A. Blum may receive, compensation for services rendered by Scott A. Blum to Customer, whether in the form of salary, bonus or otherwise so long as the amount of such compensation does not exceed on an annualized basis the compensation paid to Scott A. Blum during the calendar year 2003.

In the event that there shall have occurred a default with respect to any Ingram Micro Debt, any cash or other property thereafter received by Creditor as a result of a dividend or other distribution in respect of any stock or other equity interest of Creditor in Customer, or as a result of the purchase, redemption, retirement or other acquisition for value by Customer of such stock or equity interest of Creditor in Customer, shall be deemed to have been received by Creditor upon or with respect to the Subordinated Debt in violation of the provisions of this Agreement and shall be delivered by Creditor to Ingram Micro and, until so delivered, shall be held in trust by Creditor as the property of Ingram Micro, all subject to and in accordance with the provisions of the paragraph hereof entitled “Receipt of Proceeds”.

DISTRIBUTIONS. In the event of any distribution, division or application, of all or any part of the assets of Customer or the proceeds thereof, to creditors of Customer, for any reason whatsoever, then and in any such event any payment or distribution of any kind or character, which shall be payable or deliverable upon or with respect to any or all Subordinated Debt, shall be paid or delivered direct to Ingram Micro for application on any Ingram Micro Debt, due or not due, until the Ingram Micro Debt shall have first been fully paid and satisfied. Creditor irrevocably authorizes and empowers Ingram Micro, to demand, sue for, collect and receive every such payment or distribution and give acquittance therefore; and to file claims and take such other steps, in Ingram Micro’s own name or in the name of Creditor or otherwise, as Ingram Micro deems advisable for the enforcement of this Agreement or of any and all claims upon or with respect to any and all Subordinated Debt or for the collection of any and all payments or distributions which may be payable or deliverable with respect to any of the Subordinated Debt. An irrevocable power of attorney is granted to Ingram Micro to effect the forgoing, including supplying any necessary endorsements.

RECEIPT OF PROCEEDS. Except as provided herein, should any payment, distribution, security or proceeds thereof be received by Creditor upon or with respect to any of the Subordinated Debt prior to the satisfaction of all of the Ingram Micro Debt, Creditor will forthwith deliver the same to Ingram Micro in precisely the form received (except for the endorsement or assignment of Creditor where necessary), for application on any of the Ingram Micro Debt, due or not due, and, until so delivered, the same will be held in trust by Creditor as the property of Ingram Micro. In the event of the failure of Creditor to make any such endorsement or assignment, Ingram Micro, or any of its officers or employees, are hereby irrevocably authorized to make the same.

SECURITY. As security for its obligations to Ingram Micro hereunder and as security for payment of the Ingram Micro Debt, Creditor hereby assigns to Ingram Micro, and grants to Ingram Micro a security interest in, the Subordinated Debt and any instrument or other document evidencing the same. Creditor and Customer will do all things necessary in the opinion of Ingram Micro to protect the rights of Ingram Micro hereunder. Creditor hereby authorizes Ingram Micro to prepare and file such UCC financing statements and other documents as may be reasonably necessary to perfect Ingram Micro’s security interest in the Subordinated Debt, and Creditor shall deliver to Ingram Micro all promissory notes and other instruments which may evidence the Subordinated Debt, duly endorsed to Ingram Micro. Creditor hereby represents and warrants to Ingram Micro that (a) the Subordinated Debt is now outstanding, the original instruments evidencing the Subordinated Debt, have been duly authorized by Customer, have not been amended or otherwise modified and constitute the legal, valid and binding obligation of Customer enforceable against Customer in accordance with their terms, and (b) Creditor owns the Subordinated Debt now outstanding free and clear of any lien, security interest, charge or encumbrance. Upon the failure by Customer to pay when due any of the Ingram Micro Debt, whether by acceleration or otherwise, or upon the default in any document or instrument pertaining to or evidencing the Ingram Micro Debt, Ingram Micro may, without limitation of any other provision herein, in its name or the name of Creditor, take any action for the collection of the Subordinated Debt, may receive the proceeds thereof and give acquittances therefore and after deducting the costs and expenses of any action taken, including reasonable counsel fees, may apply such proceeds to the Ingram Micro Debt, accounting to Creditor for any balance remaining. Creditor irrevocably appoints Ingram Micro as the lawful attorney and agent of Creditor to execute financing statements on behalf of Creditor and to file such financing statements signed by Ingram Micro alone in any public office.

NO ASSIGNMENT WITHOUT SUBROGATION. Creditor will not assign, transfer, or further subordinate, to others any of the Subordinated Debt while any Ingram Micro Debt remains unpaid, unless such assignment, transfer or subordination is made expressly subject and subordinate to this Agreement and the rights of Ingram Micro hereunder. Creditor will not permit the terms of any of the Subordinated Debt to be changed in such a manner as to have an adverse effect upon the rights or interests of Ingram Micro hereunder.

CHANGES TO INGRAM MICRO DEBT. Ingram Micro, from time to time, may enter into such agreement(s) with Customer as Ingram Micro deems proper, extending the time of payment of, renewing or altering the terms of all or any of the Ingram Micro Debt or affecting the underlying security of the same, or may exchange, sell, surrender or otherwise deal with any such security, or may release any balance of funds of Customer, or may release any guarantor or other obligor, without notice to Creditor, and without in any way impairing or affecting this Subordination Agreement thereby.

Each Creditor further waives the following and acknowledges that this Subordination Agreement and such Creditor’s obligations hereunder shall not be affected by the following: (a) any delay in the exercise, failure to exercise, forbearance of, or waiver of rights or remedies of Ingram Micro or any person against Customer, any Creditor or any other person or entity in regard to the Ingram Micro Debt, or any part thereof or any collateral securing the Ingram Micro Debt or any part thereof; (b) any release, settlement, compromise, cancellation, discharge, replacement, substitution, transfer or other disposition of any obligation of Customer, any Creditor hereunder, any Creditor, person or entity, or of any collateral; (c) the creation of any security interest or lien in favor of any person other than Ingram Micro; (d) any refusal or failure by Ingram Micro or any other person or entity to extend credit or grant credit accommodation to Customer; (e) any dissolution, merger, consolidation or change in the form of organization, name or ownership of, or insolvency, death or judicial declaration of incompetence of, Customer, any Creditor, any guarantor or other party; or (f) the commencement of any case or proceeding by or against Customer, any Creditor, any guarantor or other party, under bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally, including, without limitation, any stay against the enforcement of, and any extension of the time for payment of, any of the Ingram Micro Debt as a result of such case or proceeding. It being agreed that the obligations of Creditor hereunder shall not be discharged except by full payment and performance as herein provided.

Each Creditor authorizes Ingram Micro, in its sole discretion, without notice and demand and without affecting this Subordination Agreement or such Creditor’s obligations hereunder, from time to time (a) to modify, renew, substitute, extend, increase, decrease, refinance, subordinate, accelerate or otherwise change the time for payment of, or the terms of the Ingram Micro Debt or any part thereof; (b) to accept, exchange, enforce, release or dispose of any and all such collateral in any manner, for the payment of the Ingram Micro Debt, as Ingram Micro may deem appropriate; and (c) to determine the manner, amount and time of application of payments and credits, if any, to be made on any part of the Ingram Micro Debt including principal, interest costs and expenses, or otherwise; in each case solely as may be provided in any agreement between Ingram Micro and the Customer concerning the Ingram Micro Debt or as otherwise permitted under applicable law.

BOOKS OF ACCOUNT. Creditor shall make and maintain in Creditor’s books of account notations satisfactory to Ingram Micro of its rights and priorities hereunder and from time to time on request, shall furnish Ingram Micro with sworn financial statements. Ingram Micro may inspect the books of account and records of Creditor at any time during business hours.

COSTS. Creditor agrees to reimburse Ingram Micro on demand for all costs, expenses and charges (including, without limitation, fees and charges of legal counsel for Ingram Micro) in connection with the enforcement of this Subordination Agreement.

ENTIRE AGREEMENT, AMENDMENT AND WAIVERS BY INGRAM MICRO. This Subordination Agreement constitutes the entire agreement between Creditor and Ingram Micro in respect of the subject matter hereof and may be amended only by a writing signed by each party. No exercise or delay in exercising any power or right of Ingram Micro hereunder shall operate as a waiver thereof or of any other power or right. No waiver shall made by Ingram Micro of any of its rights hereunder unless the same shall be in writing signed by Ingram Micro.

WAIVERS BY CREDITOR. All of the Ingram Micro Debt shall be deemed to have been made or incurred at the request of Creditor and in reliance upon this Subordination Agreement, and Creditor expressly waives all notice of the acceptance by Ingram Micro of this Subordination Agreement; all other notices whatsoever; reliance by Ingram Micro upon the subordination herein provided for; and any circumstance which might otherwise constitute a defense available to, or discharge of Customer or any subordinated creditor.

SUCCESSORS. This Subordination Agreement shall be binding upon Creditor, its successors and assigns.

GOVERNING LAW AND JURISDICTION. The validity, interpretation and legal effect of this Subordination Agreement shall be governed by, and all rights and liabilities hereunder shall be determined in accordance with the laws of the State of New York. CREDITOR HEREBY AGREES THAT ANY ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SUBORDINATION AGREEMENT MAY BE COMMENCED, AT THE OPTION OF INGRAM MICRO, IN COURTS HAVING SITUS WITHIN THE STATE OF NEW YORK, AND CREDITOR HEREBY CONSENTS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT SELECTED BY INGRAM MICRO WHICH IS LOCATED WITHIN THE STATE OF NEW YORK, AND AGREES NOT TO DISTURB SUCH FORUM. CREDITOR HEREBY WAIVES PERSONAL SERVICE OF PROCESS AND AGREES THAT ANY SUMMONS AND COMPLAINT OR OTHER PROCESS COMMENCING AN ACTION OR PROCEEDING IN ANY SUCH COURT SHALL BE PROPERLY SERVED AND SHALL CONFER PERSONAL JURISDICTION (A) IF SERVED BY REGISTERED OR CERTIFIED MAIL TO CREDITOR AT THE ADDRESS OF CREDITOR STATED BELOW OR SUCH OTHER ADDRESS AS CREDITOR MAY FROM TIME TO TIME SPECIFY IN A WRITTEN NOTICE TO INGRAM MICRO, OR (B) IF SERVED AS OTHERWISE PROVIDED BY THE LAWS OF THE STATE OF NEW YORK OR THE LAWS OF THE UNITED STATES OF AMERICA. CREDITOR HEREBY WANES (A) TRIAL BY JURY IN ANY SUCH ACTION OR PROCEEDING TO ENFORCE OR ARISING OUT OF THIS SUBORDINATION AGREEMENT, AND (B) THE RIGHT TO INTERPOSE ANY COUNTERCLAIM OR SET-OFF OF ANY KIND OR DESCRIPTION IN ANY SUCH ACTION OR PROCEEDING.

NOTICES. All notices, requests, demands, directions and other communications which may or are required to be given, served or sent by either Ingram Micro or Creditor to the other under this Subordination Agreement shall be in writing and shall be deemed to have been properly given or sent if mailed by registered or certified mail with postage prepaid, addressed to the applicable party (a) in the case of Ingram Micro, at 1759 Wehrle Drive, Williamsville, New York 14221, Attn: Legal Department, and (b) in the case of Creditor, at the address of Creditor stated below, or (c) in the case of each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph. All such notices, requests, demands, directions and other communications shall, when mailed in the aforesaid manner, be effective when received, except as otherwise provided herein.

CONTINUING NATURE OF SUBORDINATION. This Subordination Agreement is and is intended to be a continuing Subordination Agreement and shall remain in full force and effect until ten (10) days after Ingram Micro receives written notice of its discontinuance; provided, however, that this Subordination Agreement shall remain in full force and effect thereafter until all of the Ingram Micro Debt outstanding, contracted or committed for, before the receipt of such notice by Ingram Micro and the expiration of such ten (10) day period (and any extensions, renewals and modifications thereof), shall be finally and irrevocably paid in full. If after receipt of any payment of all or any part of the Ingram Micro Debt, Ingram Micro is for any reason compelled to surrender such payment to any party for any reason, this Subordination Agreement shall continue in full force and effect notwithstanding any contrary action which may have been taken by Ingram Micro in reliance upon such payment, and any such contrary action so taken shall be without prejudice to Ingram Micro’s rights under this Subordination Agreement.

IN WITNESS WHEREOF, Creditor has duly executed this Subordination Agreement this 3rd day of March, 2004.

SCOTT A. BLUM

/s/ Scott A. Blum
Scott A. Blum

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SCOTT A. BLUM SEPARATE PROPERTY TRUST U/D/T 8/2/95

By:	/s/ Scott A. Blum
Scott A. Blum, not individually but as Trustee

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The undersigned, Customer referred to in the foregoing Subordination Agreement, hereby accepts, and acknowledges receipt of a copy of, the foregoing Subordination Agreement, and agrees that the undersigned Customer will not pay any of the Subordinated Debt defined in the foregoing Agreement, except as in the foregoing Agreement provided. In the event of a breach of any of the provisions of the foregoing Agreement by either Creditor referred to therein or the undersigned Customer, all or any part of the Ingram Micro Debt and/or the Subordinated Debt defined therein shall, without notice or demand, become immediately due and payable unless Ingram Micro shall otherwise elect.

[***]	Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

The Creditor that has signed above agrees to make and maintain in its books of account notations satisfactory to Ingram Micro of Ingram Micro’s rights and priorities hereunder and, from time to time on request, to furnish Ingram Micro with sworn financial statements. Ingram Micro may inspect the undersigned Customer’s books of account and any records at any time during business hours. No waiver by Ingram Micro of any right hereunder shall be valid unless in writing and no waiver by Ingram Micro of any right shall be deemed a waiver of any other right. Nothing herein shall limit or affect in any manner any right Ingram Micro may have by virtue of any other instrument or agreement.

The undersigned officer of Customer is hereby authorized and empowered, in the name and on behalf of Customer, to execute and deliver this Subordination Agreement, and the undersigned signs his name hereto by authority of the Board of Directors of the Customer.

BUY.COM, INC.:

By:	/s/ Robert Price
Robert Price – Chief Financial Officer